EXHIBIT 32

CERTIFICATIONS PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Appalachian Bancshares, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Tracy R. Newton, President and Chief Executive Officer of the Company, and Danny F. Dukes., Executive Vice President and Chief Financial Officer, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:

/s/ Tracy R. Newton
Tracy R. Newton
President and Chief Executive Officer
April 3, 2009

/s/ Danny F. Dukes
Danny F. Dukes
Executive Vice President and Chief Financial Officer
April 3, 2009